UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2021

QuantumScape Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39345	85-0796578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California		95110
(Address of principal executive offices)		(Zip code)

(408) 452-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	QS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	QS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02—Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (the “SEC”) issued the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). QuantumScape Corporation, a Delaware corporation (the “Company”) has evaluated the applicability and potential impact of the Staff Statement on the Company’s financial statements. The Staff Statement clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants that could result in the warrants issued by SPACs being classified as a liability measured at fair value, with non-cash fair value adjustments recorded in earnings at each reporting period.

On April 28, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), in consultation with management of the Company, concluded that the Company’s consolidated financial statements for the year ended December 31, 2020 included in the Company’s (i) Annual Report on Form 10-K, filed on February 23, 2021, (ii) Registration Statement on Form S-1 (Registration No. 333-251433) effective March 8, 2021 and (iii) Registration Statement on Form S-1 (Registration No. 333- 254582) (the “Affected Period”) should no longer be relied upon based on the facts described below. Further, any previously furnished or filed reports, earnings releases, guidance, investor presentations, or similar communications, regarding the Affected Period should also not be relied upon.

In connection with making the determination to restate the financial statements covered by the Affected Period (the “Restatement”), the Company reviewed and discussed the accounting treatment of its Warrants (as described below) and the Affected Period with Ernst & Young LLP, its independent registered public accounting firm. The Company has determined that the Warrants should be accounted for as liabilities measured at fair value, with non-cash fair value adjustments recorded in earnings at each reporting period. It is expected that the liabilities on the Company’s balance sheet in its restated consolidated financial statements for the year ended December 31, 2020 will increase by approximately $675 to $705 million, additional paid-in-capital will decrease by approximately $95 to $125 million, and expenses in its Statement of Operations will increase by approximately $565 to $595 million. These estimates are preliminary and subject to change as management completes the restatement. Our independent registered public accounting firm has not audited or reviewed these estimates. The Company plans to file an amendment to each relevant filings as noted above to restate the Affected Period within the next two weeks.

As of March 31, 2021, approximately 8.7 million Warrants remained outstanding; the Company anticipates that the incremental non-cash non-operating expense on its Statement of Operations related to the Warrants will be approximately $20-$40 million for the three months ended March 31, 2021.

The Company’s management is also in the process of assessing the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Item 4.02(a) with Ernst & Young LLP.

Corporate History and Background

On November 25, 2020, the original QuantumScape Corporation, now named QuantumScape Battery, Inc., consummated a business combination (the “Business Combination”) with Kensington Capital Acquisition Corp., a SPAC (“Kensington”). Legacy QuantumScape became a wholly-owned subsidiary of Kensington, and Kensington changed its name to QuantumScape Corporation. Our Class A Common Stock and public warrants are listed on the New York Stock Exchange (the “NYSE”) under the symbols “QS” and “QS.WS”, respectively. Prior to the Business Combination, Kensington issued a total of approximately 18.1 million warrants (the “Warrants”), which were assumed by the Company as part of the Business Combination, such Warrants are exercisable for the Company’s Class A Common Stock.

Certain statements included in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements, including statements about the approximate effect of the Restatement on the Company’s previously issued financial statements and the filing of amended filings to reflect the Restatement. Such forward-looking statements speak only as of the date of this Current Report. These forward-looking statements are based on management’s current expectations, assumptions and beliefs regarding future events and are based on currently available information as to the outcome and timing of future events, certain of which are beyond the Company’s control, and actual results may differ materially depending on a variety of important factors. These factors include, but are not limited to, the discovery of additional information relevant to the Affected Period, higher than expected charges after completing the Restatement process, and delays in filing amended filings for the Affected Period due to the Company’s efforts to complete the Restatement and respond to SEC comments, if any. Any or all of these occurrences could cause actual results to differ from those in the forward-looking statements.

Item 7.01 Regulation FD

On April 28, 2021, the Company issued a press release related to the matters described in Item 4.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	News release of the Company dated April 28, 2021, announcing the response to the SEC guidance applicable to warrants issued by SPACs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2021

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: Chief Legal Officer and Head of Corporate Development